Deferred tax (Details) - Schedule of deferred tax assets and liabilities by type of temporary - Temporary Difference [Member] - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Net deferred tax asset (liability)
Trade and other receivables		$ 449	$ (1,357)
Inventories		3,930	3,142
Property, plant and equipment		(4,019)	(3,486)
Intangibles		(5,112)	(875)
Borrowings and Trade and other payables		2,648	3,639
Provisions and Other liabilities		1,780	1,005
Others	[1]	(523)	(1,071)
Total net deferred tax asset (liability)		$ (847)	$ 997

[1]	As of December 31, 2022, includes a deferred tax asset of $380 related to Procaps S.A. tax losses generated during the year. As of December 31, 2021, the deferred tax asset balance does not comprise unused tax losses.